EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We  hereby  consent  to  the   incorporation  by  reference  in  the  Prospectus
constituting part of this Registration Statement on Form S-4 of CONMED Corporation (the "Company") of our report dated February 10, 1998 appearing on page F-1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.





PRICE WATERHOUSE LLP


Syracuse, New York
April 8, 1998